                                                                    EXHIBIT 99.1
                                                           FOR IMMEDIATE RELEASE
FOR:              PW Eagle, Inc
                  222 South Ninth Street, Suite 2880
                  Minneapolis, MN 55402
                  (Nasdaq-NMS: "PWEI")

                            CONTACT: WILLIAM H. SPELL

                  Chief Executive Officer, PW Eagle, Inc.
                  612/305-0339

 SETTLEMENT WITH THE LAMSON & SESSIONS CO. RESULTS IN ADJUSTMENT OF PW EAGLE'S
                   FOURTH QUARTER AND YEAR 2000 RESULTS

MINNEAPOLIS - MARCH 15, 2001 - PW Eagle, Inc. (Nasdaq-NMS: "PWEI", formerly "EPII") today reported that it entered into a settlement agreement with The Lamson & Sessions, Co., settling the lawsuit filed by Lamson in July 1999 to recover alleged damages it incurred in connection with PW Eagle's termination of the Asset Purchase Agreement entered into between the parties in December 1998. PW Eagle paid approximately $2.0 million to Lamson in consideration for Lamson's release and satisfaction of all claims for damages.

Since the settlement removed a contingency that existed at December 31, 2000 before the Company filed its Form 10-K for 2000, PW Eagle is required to adjust its financial results for the three months and year ended December 31, 2000 to give effect to an additional non-recurring expense accrual of $1,965,000. This additional accrual reduces the Company's net income for 2000 by $1,214,000 or $.16 per share basic and $.11 per share diluted. A summary of the adjusted unaudited results for the fourth quarter and for the year ending December 31, 2000 and 1999 is set forth in the following table:

Income Statement Information
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)


                                     Three months ended             Year ended
                                     December 31,                   December 31,
                                     (UNAUDITED)
                                     ----------------------------------------------------------
                                          2000           1999            2000             1999
                                     ----------------------------------------------------------
NET SALES                            $  59,009        $73,754       $ 343,974       $  153,950
GROSS PROFIT                         $     209        $22,868       $  87,358       $   43,465
NET INCOME (LOSS)                    $  (8,706)       $ 6,304       $  18,218       $   14,562

BASIC EARNINGS (LOSS) PER SHARE      $   (1.10)       $   .87       $    2.34       $     1.88
DILUTED EARNINGS (LOSS) PER SHARE    $   (1.10)       $   .63       $    1.72       $     1.48

EBITDA                               $  (8,475)       $13,100       $  51,862       $   21,525


PW Eagle, Inc. is a leading extruder of PVC pipe and polyethylene tubing products. The Company operates ten manufacturing facilities in the midwestern and western United States. PW Eagle's common stock is traded on the Nasdaq National Market under the symbol "PWEI".

                              - FINANCIALS FOLLOW -


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



PW EAGLE, INC.
CONDENSED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                        THREE MONTHS ENDED DEC. 31,          YEAR ENDED DEC. 31,
                                                             2000             1999             2000            1999
                                                     --------------------------------------------------------------
NET SALES                                                 $59,009          $73,754         $343,974        $153,950
COST OF GOODS SOLD                                         58,800           50,886          256,616         110,485
                                                     --------------------------------------------------------------
  Gross profit                                                209           22,868           87,358          43,465
OPERATING EXPENSES:
  Selling expenses                                          5,905            7,529           28,168          16,855
  General and administrative expenses                       2,960            3,395           13,290           5,979
  Nonrecurring items                                         (30)              800            (195)           1,963
                                                     --------------------------------------------------------------
                                                            8,835           11,724           41,263          24,797
                                                     --------------------------------------------------------------
OPERATING INCOME (LOSS)                                   (8,626)           11,144           46,095          18,668
OTHER EXPENSES (INCOME):
  Interest expense                                          3,022            3,293           13,655           5,125
  Other income, net                                           (2)             (19)            (249)           (226)
  Nonrecurring items                                        2,145                -            2,845           1,825
                                                     --------------------------------------------------------------
                                                            5,165            3,274           16,251           6,724
                                                     --------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                        (13,791)            7,870           29,844          11,944

INCOME TAX EXPENSE  (BENEFIT)                             (5,085)            1,566           11,626         (2,618)
                                                     --------------------------------------------------------------
NET INCOME (LOSS)                                         (8,706)            6,304           18,218          14,562

PREFERRED STOCK DIVIDEND AND LOSS ON
REDEMPTION                                                      -           -                     -           1,401
                                                     --------------------------------------------------------------
NET INCOME (LOSS) APPLICABLE TO COMMON                   $(8,706)           $6,304          $18,218         $13,161
STOCK
                                                     ==============================================================

NET INCOME (LOSS) PER COMMON SHARE:
  Basic                                                   $(1.10)             $.87            $2.34         $ 1.88
                                                     ==============================================================
  Diluted                                                 $(1.10)             $.63            $1.72         $ 1.48
                                                     ==============================================================

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  Basic                                                     7,883            7,280            7,778           6,998
  Diluted                                                     N/A           10,001           10,592           9,812


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



PW EAGLE, INC.
CONDENSED BALANCE SHEETS
(IN THOUSANDS, EXCEPT FOR SHARES AND PER SHARE AMOUNTS)

ASSETS                                                                          DEC. 31, 2000          DEC. 31, 1999
                                                                                -------------          -------------
CURRENT ASSETS:
  Cash and cash equivalents                                                            $816                 $2,669
  Accounts receivable, net                                                           18,246                 26,159
  Inventories                                                                        44,391                 45,777
  Deferred income taxes                                                               3,491                  2,487
  Income tax receivable                                                               3,376                      -
  Other                                                                                 291                    233
                                                                                -----------------------------------
          Total current assets                                                       70,611                 77,325

Property and equipment, net                                                          76,589                 74,895
OTHER ASSETS:
  Deferred financing costs, net                                                       3,940                  5,300
  Land held for sale                                                                    655                  1,346
  Goodwill, less accumulated amortization of $705 and $593, respectively              3,763                  3,874
  Deferred income taxes                                                                   -                  4,901
  Other                                                                               2,821                    146
                                                                                -----------------------------------
                                                                                     11,179                 15,567
                                                                                -----------------------------------
TOTAL ASSETS                                                                       $158,379               $167,787
                                                                                ===================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Borrowings under revolving credit facility                                        $16,458                $30,558
  Current maturities of long-term debt                                               10,408                 10,441
  Accounts payable                                                                    7,839                 22,347
  Accrued liabilities                                                                16,447                 12,244
                                                                                -----------------------------------
         Total current liabilities                                                   51,152                 75,590


OTHER LONG-TERM LIABILITIES                                                           2,713                      -
DEFERRED INCOME TAXES                                                                 1,080                      -
LONG-TERM DEBT, less current maturities                                              27,500                 37,500
SENIOR SUBORDINATED DEBT                                                             28,068                 26,752
COMMITMENTS AND CONTINGENCIES
STOCK WARRANTS                                                                        5,887                  5,887
STOCKHOLDERS' EQUITY:
  Series A preferred stock, 7% cumulative dividend; convertible; $2 per                   -                     38
   share liquidation preference; no par value; 2,000,000 shares authorized;
   issued and outstanding none and 18,750 shares, respectively
  Undesignated stock, $.01 par value; 14,490,000 shares authorized;                       -                      -
    none issued and outstanding
  Common stock, $.01 par value; 30,000,000 shares authorized; issued                     81                     77
    and outstanding 8,069,675 and 7,721,214 shares, respectively
  Class B Common stock, $.01 par value; 3,500,000 shares authorized;                      -                      -
    none issued and outstanding
  Additional paid-in capital                                                         40,521                 39,013
  Unearned compensation                                                                (473)                  (587)
  Notes receivable from officers and employees on common stock
    purchases                                                                        (1,181)                (1,296)
  Retained earnings/(accumulated deficit)                                             3,031                (15,187)
                                                                                -----------------------------------
          Total stockholders' equity                                                 41,979                 22,058
                                                                                -----------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $158,379               $167,787
                                                                                ===================================


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